UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2022 (May 2, 2022)

LIVENT CORPORATION
 (Exact name of registrant as specified in its charter)

Delaware	001-38694	82-4699376
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1818 Market Street
Philadelphia, Pennsylvania 19103
(Address of principal executive offices, including Zip Code)
(215) 299-5900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	LTHM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry Into a Material Definitive Agreement.
On May 2, 2022 (the “Agreement Date”), Livent Corporation (“Livent”) entered into a Transaction Agreement and Plan of Merger (the “Merger Agreement”) with Reach Mergeco Limited, a non-cellular company incorporated in Guernsey and a wholly owned subsidiary of Livent (“Merger Sub”), Pallinghurst Lithium Limited, a non-cellular company incorporated in Guernsey (“PLL”), Pallinghurst GP Limited, a company incorporated in the Cayman Islands (“PGPL”), and The Pallinghurst Group General Partner Limited, a company incorporated in the Cayman Islands (“TPGGPL”) pursuant to which, among other things, Merger Sub and PLL will amalgamate and continue as PLL (the “Merger”), which will be a wholly owned subsidiary of Livent. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger, each share of PLL will be converted into or exchanged for a number of shares of common stock, par value $0.001 per share, of Livent (“Livent Shares”) set forth in the Merger Agreement. Livent will issue an aggregate of 17,500,000 Livent Shares to the holders of PLL shares and to PGPL in connection with the Merger.
The consummation of the Merger (the “Closing”) is subject to certain customary mutual conditions including, but not limited to, (i) the absence of applicable law prohibiting the Closing, (ii) the expiration of certain notice periods required by applicable law, (ii) the accuracy of the representations and warranties of the parties as of the Closing (subject to customary materiality qualifiers) and (iii) compliance by the parties in all material respects with their respective pre-Closing obligations under the Merger Agreement.
PLL, PGPL, TPGGPL and Livent have each made customary representations, warranties and covenants in the Merger Agreement. PGPL and holders of PLL shares have agreed, subject to certain exceptions, to a lock-up with respect to the Livent Shares received pursuant to the Merger Agreement, which is subject to a tranched release schedule that expires on August 1, 2023. Under the Merger Agreement, Livent agrees to indemnify PGPL, TPGGPL and the holders of PLL shares under certain circumstances, including with respect to breaches of certain representations, warranties and covenants, and PGPL and TPGGPL agree to indemnify Livent under certain circumstances, including with respect to breaches of certain representations, warranties and covenants.
Either PLL or Livent may terminate the Merger Agreement if (i) PLL and Livent agree by mutual written consent to do so, (ii) the Closing has not been consummated on or before the date that is 75 days after the date of the Merger Agreement, (iii) if consummation of the transactions contemplated by the Merger Agreement would violate any final and nonappealable order of any governmental authority having competent jurisdiction, or (iv) the other party breaches any representation, warranty or covenant that results in the failure of the related closing condition to be satisfied, subject to a cure period in certain circumstances.
The Merger Agreement and the above descriptions have been included to provide investors with general information regarding its terms. They are not intended to provide any other factual information about Livent, Merger Sub, PLL, PGPL, TPGGPL or any of their respective subsidiaries or affiliates or to modify or supplement any factual disclosures about Livent included in its public reports filed with the Securities and Exchange Commission. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of specific dates, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, instead of establishing these matters as facts, and may be subject to standards of materiality that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Livent, Merger Sub, PLL, PGPL, TPGGPL or any of their respective subsidiaries or affiliates.
The foregoing description of the Merger Agreement and the transactions contemplated thereby, including the Merger, does not purport to be complete and is qualified in its entirety by reference to the actual Merger Agreement. A copy of the Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02    Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 is incorporated herein by reference. Livent intends to issue the Livent Shares pursuant to the Merger Agreement in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, contained in Section 4(a)(2) thereof and Rule 506 promulgated thereunder. The issuance and sale is not being conducted in connection with a public offering, and no public solicitation or advertisement will be made in connection with the issuance of the Livent Shares. Livent will issue the Livent Shares to PGPL and each holder of PLL shares in reliance on certain representations and warranties made by such persons to Livent in agreements executed by such persons, regarding, among other things, whether it is an accredited investor and its investment intent.

Item 8.01    Other Events
On May 3, 2022, Livent issued a press release announcing that it had entered into the Merger Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.
Forward Looking Statements

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K may be deemed to contain forward-looking statements, which are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including the expected issuance of the Livent Shares and the completion of the other transactions contemplated by the Merger Agreement. Statements regarding future events are based on the parties’ current expectations and are necessarily subject to associated risks related to, among other things, conditions to the Closing not being satisfied, the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, and general economic conditions. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. For information regarding other related risks, see the “Risk Factors” section of Livent’s most recent annual reports on Form 10-K and quarterly reports on Form 10-Q. The forward-looking statements included herein are made only as of the date hereof, and Livent undertakes no obligation to revise or update any forward-looking statements for any reason.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
2.1
Transaction Agreement and Plan of Merger, dated as of May 2, 2022, among Livent Corporation, Reach Mergeco Limited, Pallinghurst Lithium Limited, Pallinghurst GP Limited and The Pallinghurst Group General Partner Limited*

99.1	Press Release, dated May 3, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules to the Transaction Agreement and Plan of Merger have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant will furnish copies of any such schedules to the Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIVENT CORPORATION

By:	/s/ GILBERTO ANTONIAZZI
Gilberto Antoniazzi, Vice President and Chief Financial Officer

Dated: May 5, 2022